UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2006




                             Staktek Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-50553
                            (Commission File Number)

         Delaware                                                 56-2354935
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)

                        8900 Shoal Creek Blvd, Suite 125
                               Austin, Texas 78757
             (Address of principal executive offices, with zip code)

                                 (512) 454-9531
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

     On November 2, 2006, Staktek issued a press release announcing its third quarter 2006 results. The full text of the press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release contains forward-looking statements regarding Staktek and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     Use of Non-GAAP Financial Information

     Staktek provides a non-GAAP measure of operating income, net income and earnings per diluted share on a basis excluding non-cash charges for stock-based compensation and amortization of acquisition intangibles and the associated income tax effect in its earnings release. The presentation is intended to be a supplemental measure of performance. Staktek has chosen to provide this information to investors because it believes that excluding these charges represents a better basis for the comparison of its current results to the results of its peer companies. In addition, Staktek believes that it provides a means to highlight the results of core ongoing operations to investors. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

     The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press Release issued November 2, 2006 announcing, among other things, third quarter 2006 financial results



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STAKTEK HOLDINGS, INC.



Date: November 2, 2006                By: /s/ Stephanie Lucie
                                          --------------------------------------
                                          Stephanie Lucie
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary







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                                  EXHIBIT INDEX

Exhibit No.

99.1. Press Release issued November 2, 2006, announcing, among other things, third quarter 2006 financial results







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